                                                                      Exhibit 23



                           CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 2, 1998, in the Registration Statement (Form S-1) and related Prospectus of Midwest Medical Insurance Holding Company and Subsidiary dated May 1, 1998.



                                                        /s/ Ernst & Young LLP




                                                        Minneapolis, Minnesota
                                                        April 30, 1998